Exhibit 21.01

SUBSIDIARIES OF HEIDRICK & STRUGGLES INTERNATIONAL, INC.

The following are subsidiaries of Heidrick & Struggles International, Inc. as of December 31, 2022:

BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING COMPANY LIMITED, a China limited partnership (joint venture 90% ownership)

HEIDRICK & STRUGGLES LEADERSHIP CONSULTING, LTD., a UK corporation

H&S HOLDINGS LIMITED, a Thailand corporation

HEIDRICK & STRUGGLES AB, a Sweden corporation

HEIDRICK & STRUGGLES AG, a Switzerland corporation

HEIDRICK & STRUGGLES ARGENTINA S.A., an Argentina corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LLC, a Delaware limited liability company

HEIDRICK & STRUGGLES AUSTRALIA PTY., LTD., an Australia corporation

HEIDRICK & STRUGGLES B.V., a Netherlands corporation

HEIDRICK & STRUGGLES CANADA, INC., a Canada corporation

HEIDRICK & STRUGGLES (CAYMAN ISLANDS), INC., a Cayman Islands corporation

HEIDRICK & STRUGGLES CYPRUS LTD., a Cyprus corporation

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED, a Hong Kong corporation

HEIDRICK & STRUGGLES (GIBRALTAR) HOLDINGS LIMITED, a Gibraltar corporation

HEIDRICK & STRUGGLES (GIBRALTAR) LIMITED, a Gibraltar corporation

HEIDRICK & STRUGGLES HOLDING B.V., a Netherlands corporation

HEIDRICK & STRUGGLES HOLDINGS C.V., a Netherlands limited partnership

HEIDRICK & STRUGGLES HONG KONG, LTD., an Illinois corporation

HEIDRICK & STRUGGLES, INC., a Delaware corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES INTERNATIONAL S.R.L, an Italy corporation

HEIDRICK & STRUGGLES JAPAN GODO KAISHA, a Japan limited liability company

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korea corporation

Exhibit 21.01

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois corporation

HEIDRICK & STRUGGLES (MIDDLE EAST) LTD., a Dubai corporation

HEIDRICK & STRUGGLES (NZ) LIMITED, a New Zealand corporation

HEIDRICK & STRUGGLES (RUSSIA) LLC, a Russia corporation

HEIDRICK & STRUGGLES S.A. de C.V., a Mexico corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore corporation

HEIDRICK & STRUGGLES SP. ZO.O, a Poland corporation

HEIDRICK & STRUGGLES (THAILAND), LTD., a Thailand corporation

HEIDRICK & STRUGGLES (UK) FINANCE COMPANY LIMITED, a United Kingdom company

HEIDRICK & STRUGGLES (UK) LIMITED, a United Kingdom corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GMBH & CO. KG, a Germany limited partnership

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG, GMBH, a Germany limited liability company

HEIDRICK & STRUGGLES A/S, a Denmark corporation

HEIDRICK & STRUGGLES IRELAND, LIMITED, an Ireland corporation

SENN-DELANEY LEADERSHIP CONSULTING GROUP, LLC, a California limited liability company

HEIDRICK & STRUGGLES RECRUTAMENTO & CONSULTIVO HOLDING LTDA., a Brazilian corporation

HEIDRICK & STRUGGLES RDJ RECRUTAMENTO & CONSULTIVO LTDA., a Brazilian corporation

HEIDRICK & STRUGGLES RECRUTAMENTO ESPECIALIZADO LTDA., a Brazilian corporation

HEIDRICK & STRUGGLES CONSULTIVO LTDA., a Brazilian corporation

PRIME BLOCKER CORP, a Delaware Corporation

BUSINESS TALENT GROUP, LLC, a California limited liability company

BUSINESS TALENT GROUP EUROPE LTD., a United Kingdom corporation

HEIDRICK & STRUGGLES FINLAND HOLDING OY, a Finnish corporation

H&S GLOBAL HOLDINGS, INC., a Delaware corporation

HEIDRICK SEARCH AND CONSULTING LTD., an Israeli corporation

HEIDRICK & STRUGGLES HOLDING SWEDEN AB, a Swedish corporation

H&S FINLAND OY, a Finnish corporation

Exhibit 21.01

PRIMARY TALENT CONSULTANCY INC., a Cayman Islands corporation

PRIMARY TALENT CONSULTANCY LIMITED., a Hong Kong corporation

HEIDRICK & STRUGGLES (SHANGHAI) TALENT CONSULTING CO., LTD., a Chinese corporation

HEIDRICK & STRUGGLES SEARCH AND CONSULTING SAS, a Colombian corporation

HEIDRICK & STRUGGLES MIDDLE EAST LTD., a Saudi corporation

HEIDRICK AND STRUGGLES SOUTH AFRICA (PTY) LTD., a South African corporation

HEIDRICK AND STRUGGLES AFRICA (PTY) LTD., a South African corporation

BTG USA, INC., a Delaware corporation